EXHIBIT 10.5.4

                                                                  EXECUTION COPY

           AMENDMENT NO. 3 TO SECURITY AGREEMENT AND CHATTEL MORTGAGE
                            (AIRCRAFT NO. N355MC)(1)

            THIS THIRD AMENDMENT TO THE FIRST SECURITY AGREEMENT AND CHATTEL MORTGAGE is dated as of July 27, 2004, (this "AMENDMENT"), and entered into by and between Atlas Air, Inc., a Delaware corporation ("COMPANY"), and Deutsche Bank Trust Company Americas, as agent for and representative of ("ADMINISTRATIVE AGENT") the financial institutions ("LENDERS") party to the Fifth Amended and Restated Credit Agreement referred to below.

                              W I T N E S S E T H:

            WHEREAS, Company is party to that certain Fourth Amended and Restated Credit Agreement, dated as of April 25, 2000, among Company, the Lenders from time to time party thereto and the Administrative Agent (as amended, modified and/or supplemented to, but not including, the date hereof, the "CREDIT AGREEMENT").

            WHEREAS, pursuant to that certain Fifth Amended and Restated Credit Agreement, dated as of July 27, 2004, among Company, the Lenders from time to time party thereto and the Administrative Agent (as amended, modified and/or supplemented from time to time, the "FIFTH AMENDED AND RESTATED CREDIT
AGREEMENT"),  Company  has  agreed to  further  amend  and  restate  the  Credit
Agreement.

            WHEREAS, Company and the Administrative Agent are parties to that certain First Security Agreement and Chattel Mortgage with respect to one Boeing 747-341, U.S. Registration No. N355MC, Manufacturer"s Serial Number 23395, dated May 18, 2000, between Atlas Air, Inc. as debtor and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company) as Agent for and Representative of the Lenders referred to therein, recorded by the Federal Aviation Administration on July 5, 2000, as Conveyance No. XX015579, amended by the First Amendment to First Security Agreement and Chattel Mortgage (Aircraft No. 23395) dated as of May 1, 2002, recorded May 29, 2002, as Conveyance No. M000709, further amended by the Second Amendment to First Security Agreement and Chattel Mortgage (Aircraft No. N355MC) dated as of April 30, 2004, recorded May 27, 2004, as Conveyance No. MM026454 (the "AIRCRAFT CHATTEL MORTGAGE").

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(1) This Amendment to the First Security Agreement and Chattel Mortgage has been executed in several counterparts. To the extent, if any, that this Amendment to the First Security Agreement and Chattel Mortgage constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Amendment to the First Security Agreement and Chattel Mortgage may be created through the transfer or possession of any counterpart other than the original. The counterpart to be deemed the original shall be the counterpart that contains the receipt therefor executed by Deutsche Bank Trust Company Americas, as Administrative Agent, on the signature page thereof and no security interest in this Amendment to the First Security Agreement and Chattel Mortgage may be created through the transfer of any counterpart other than said original counterpart.

            WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend certain provisions of the Aircraft Chattel Mortgage as provided herein.

            NOW THEREFORE, it is agreed:

      1. The Aircraft Chattel Mortgage is hereby amended, by deleting all references to the term "Credit Agreement" and inserting the term "Fifth Amended and Restated Credit Agreement" in lieu thereof.

      2. Section 1(a)(iii) of the Aircraft Chattel Mortgage is hereby deleted in its entirety and the following is inserted in its place:

      "(iii) all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than complete Engines or engines), that may from time to time be incorporated or installed in or attached to the Airframe or any Engine, together with (i) all appliances, parts, instruments, appurtenances, accessories, furnishings, other equipment purchased or owned by the Borrower and identified for incorporation or installation in or attachment to the Airframe or any Engine pursuant to the terms of any agreement whether or not identified in a Supplemental Chattel Mortgage and (ii) all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature removed from the Airframe or any Engine, no matter where located, until such time as it shall be replaced on the Airframe or any Engine by an appliance, part, instrument, appurtenance, accessory, furnishing or other equipment in as good operating condition as and with a value and utility at least equal to the item removed. Immediately upon such replacement, such replacement appliance, part, instrument, appurtenance, accessory, furnishing or other equipment shall become subject to the lien and security interest of this Mortgage and shall be deemed part of the Airframe or such Engine for all purposes hereof to the same extent as the property originally comprising or installed on the Airframe or any Engine and the removed item shall no longer be subject to the lien and security interest of this Mortgage (collectively referred to herein as "PARTS"); and"

      3. Section 1(b) of the Aircraft Chattel Mortgage is hereby amended (x) by deleting the text "and" from the end of clause (xii) of section 1(b), (y) by renumbering clause (xiii) of Section 1(b) as clause (xvi), and (z) by inserting the following new clauses:

      "(xiii) the Holdings Guaranty, including without limitation all payments of any kind thereunder, and including all rights of Company, as guaranteed beneficiary, to execute any election or option or to give any notice, consent, waiver or approval under or in respect of the Holdings Guaranty, as well as any rights, powers or remedies on the part of Company, whether arising under the Holdings Guaranty or by statute or at law or in equity, or otherwise, arising out of any Event of Default or out of any breach of the Holdings Guaranty;

      (xiv) the Subsidiaries Guaranty, including without limitation all payments of any kind thereunder, and including all rights of Company, as guaranteed beneficiary, to execute any election or option or to give any notice, consent, waiver or approval under or in respect of the Subsidiaries Guaranty, as well as any rights, powers or remedies on the part of Company, whether arising under the Subsidiaries Guaranty or by statute or at law or in equity, or otherwise, arising out of any Event of Default or out of any breach of the Subsidiaries Guaranty; and"

      (xv) that certain intercompany claim owed by Polar Air to Company in the amount of not less than $5,285,660 in unpaid basic rent and maintenance reserves, plus an undetermined amount of other unpaid supplemental rent, in each case under the Polar Air Lease (the "INTERCOMPANY CLAIM"), which Intercompany Claim survives the effective date of the Plan of Reorganization pursuant to the terms thereof; and"

      4. Section 2 of the Aircraft Chattel Mortgage is hereby amended by inserting the following new defined term in the appropriate alphabetical order:

      "FIFTH AMENDED AND RESTATED CREDIT AGREEMENT" shall mean the Fifth Amended and Restated Credit Agreement, dated as of July 27, 2004, among Company, the lenders from time to time party thereto, and the Administrative Agent, as amended, modified or supplemented from time to time.

      5. Section 4 of the Aircraft Chattel Mortgage is hereby amended by inserting the following section after Section (j):

      "(k) INTERCOMPANY CLAIM. Upon the occurrence and during the continuance of an Event of Default, Company will cause all payments in respect of the Intercompany Claim to be made directly to the Administrative Agent for application as set forth in Section 2.4B(iii)(b) of the Fifth Amended and Restated Credit Agreement."

      6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including by way of facsimile or electronic transmission) shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Company and the Administrative Agent.

      7. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Aircraft Chattel Mortgage.

      8. From and after the date hereof, all references in the Aircraft Chattel Mortgage to the Aircraft Chattel Mortgage shall be deemed to be references to Aircraft Chattel Mortgage as modified hereby.

                                      * * *

            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                        ATLAS AIR, INC.


                                        By: /s/ William C. Bradley
                                            ---------------------------------
                                            Name: William C. Bradley
                                            Title: Vice President & Treasurer

                                                  Security Agreement and Chattel
                                        Mortgage Amendment to the First Security
                                                  Agreement and Chattel Mortgage
                                                           (Aircraft No. N355MC)

                                        DEUTSCHE BANK TRUST COMPANY
                                        AMERICAS,

                                        as Administrative Agent


                                        By: /s/ Keith C. Braun
                                            ---------------------------------
                                            Name: Keith C. Braun
                                            Title: Director

                                                  Security Agreement and Chattel
                                        Mortgage Amendment to the First Security
                                                  Agreement and Chattel Mortgage
                                                           (Aircraft No. N355MC)